                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

        KNOW ALL PERSONS BY THESE PRESENT, that each person whose signature appears below hereby constitutes and appoints John M. Siebert and David A. Feste and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of CIMA Labs Inc. for the twelve months ended December 31, 2000, and all amendments to such Annual Report on Form 10-K and to file same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes he might or could do in person, hereby ratifying and confirming all said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof

IN WITNESS WHEREOF, the undersigned has executed this power of attorney on the date set forth below.

              Signature                                                Date
              ---------                                                ----

/s/ John M. Siebert                                               March 26, 2001
--------------------------------------------
John M. Siebert
  President & Chief Executive Officer
  (Principal Executive Officer) and Director

/s/ Terrence W. Glarner                                           March 26, 2001
--------------------------------------------
Terrence W. Glarner
  Director

/s/ Steven B. Ratoff                                              March 26, 2001
--------------------------------------------
Steven B. Ratoff
  Director

/s/ Joseph R. Robinson                                            March 26, 2001
--------------------------------------------
Joseph R. Robinson
  Director